EXHIBIT 10.1


                              AMENDED AND RESTATED

                          SECURITIES PURCHASE AGREEMENT

                                  BY AND AMONG

                      KI EQUITY PARTNERS II, LLC ("BUYER"),

                 CYBER MERCHANTS EXCHANGE, INC. ("COMPANY"), AND

                               FRANK YUAN ("YUAN")

                           DATED AS OF AUGUST 25, 2005


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               AMENDED AND RESTATED SECURITIES PURCHASE AGREEMENT

         THIS AMENDED AND RESTATED SECURITIES PURCHASE AGREEMENT (the "AGREEMENT") is made and entered into as of August 25, 2005, by and among KI Equity Partners II, LLC, a Delaware limited liability company (the "BUYER"), Cyber Merchants Exchange, Inc., a California corporation (the "COMPANY"), and Frank S. Yuan, an adult resident of the State of California ("Yuan").

                                    RECITALS


         A. The Company, Yuan and Keating Reverse Merger Fund, LLC ("KRM Fund") are parties to a certain Securities Purchase Agreement dated November 19, 2004 ("Prior Agreement").


         B. This Agreement is intended to amend and restate the terms and conditions of the Prior Agreement, to substitute KI Equity Partners II, LLC as the Buyer in replacement of KRM Fund, and to discharge KRM Fund from all obligations.

         C. The parties to this Agreement hereby desire to irrevocably release and discharge KRM Fund from any and all liabilities and obligations under the Prior Agreement and this Agreement.

         D. The Company currently has 1,014,880 shares of common stock, no par value, issued and outstanding ("COMMON STOCK"), after giving effect to the issuance of a stock bonus to certain directors and employees of the Company effective May 31, 2005 ("Stock Bonus") and a pre-reverse stock split basis 1-for-8.5 reverse stock split effective as of July 18, 2005 ("REVERSE SPLIT").

         E. The Reverse Split provided for the round up of fractional shares and special treatment to preserve round lot stockholders.

         F. Yuan is the beneficial owner of 341,334 shares of the Company's Common Stock, and Yuan is the chief executive officer of the Company.

         G. The Company desires to issue 7,104,160 shares of Common Stock ("SHARES") to Buyer, and Buyer desires to purchase the Shares from the Company ("STOCK ISSUANCE"), on the terms and conditions set forth herein.

         H. Following the Stock Issuance, Buyer will own 87.5% of the issued and outstanding shares of the Company's Common Stock on a post-Reverse Split basis.

         I. Effective May 31, 2005, in contemplation of the Stock Issuance, the Company transferred all of its assets and liabilities (including all pending patents, registered trademarks and the goodwill related to the business of the Company) to ASAP Show, Inc., a Nevada corporation, a wholly owned subsidiary of the Company ("ASAP SUBSIDIARY"), and the ASAP.

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Subsidiary  and  Yuan  assumed  and  agreed  to pay  and/or  assume  any and all liabilities and obligations of the Company, including, without limitation, any and all obligations of the Company with respect to the 1996, 1999 and 2001 stock option plans of the Company ("OPTION PLANS"), all pursuant to the terms and conditions of a certain transfer and assumption agreement between the Company, Yuan and the ASAP Subsidiary ("TRANSFER AGREEMENT").

         J. In connection with the transactions contemplated herein and as a condition to Buyer's purchase of the Shares, the Company desires to declare a distribution of, and distribute, all the outstanding shares of the ASAP Subsidiary's common stock pro rata to the stockholders of the Company's Common Stock prior to Closing ("DISTRIBUTION").

         K. The consummation of the transactions under this Agreement and the consummation of the Reverse Split, the Transfer Agreement and the Distribution have been duly authorized and approved by the directors and stockholders of the Company.

         NOW, THEREFORE, in consideration of the above recitals, the covenants, promises and representations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                    ARTICLE I

                                SALE AND PURCHASE
                                -----------------

         1.1 Sale and Purchase of Shares.
             ----------------------------

         At the Closing and subject to and upon the terms and conditions of this Agreement, the Company agrees to sell and issue to Buyer, and Buyer agrees to purchase from the Company, the Shares. As of Closing, the Shares shall constitute not less than 87.5% of the issued and outstanding shares of the Company's Common Stock on a post-Reverse Split basis. The sale and purchase of Shares contemplated hereunder shall be referred to herein as the "TRANSACTION" or the "STOCK ISSUANCE".

         1.2 Closing.
             --------

         Unless this Agreement shall have been terminated pursuant to Article IX hereof, the closing of the Transaction (the "CLOSING") shall take place at the offices of the Buyer at a time and date to be specified by the parties, which shall be no later than the third business day after the satisfaction or waiver of the conditions set forth in Article VII, or at such other time, date and location as the parties hereto agree in writing (the "CLOSING DATE").

         1.3 Purchase Price.
             ---------------

         The aggregate purchase price for the Shares shall be Four Hundred Fifteen Thousand Dollars ($415,000) ("SHARE PURCHASE PRICE"). At Closing, the Share Purchase Price shall be paid to the Company. The Company, Yuan and Buyer agree that the Share Purchase Price will be transferred to the ASAP Subsidiary, subject to the terms and conditions of this Agreement and the Transfer Agreement.

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         1.4  Issuance  of  Certificates  Representing  the  Shares.
              ------------------------------------------------------

         At Closing, the Company shall direct the Company's transfer agent, U.S. Stock Transfer Corporation ("TRANSFER AGENT") to issue to Buyer certificates representing the Shares with the restrictive legend under the Securities Act of 1933, as amended ("Securities Act").

         1.5 Taking of Necessary Action; Further Action.
             -------------------------------------------

         If, at any time after the Closing, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest Buyer with full right, title and possession to the Shares, the Company will take all such lawful and necessary action.

                                   ARTICLE II

                    REPRESENTATIONS AND WARRANTIES OF COMPANY
                    -----------------------------------------

         The Company hereby represents and warrants to, and covenants with, Buyer, as follows:

         2.1 Organization and Qualification.
             -------------------------------

            (a) Company is a corporation duly incorporated or organized, validly existing and in good standing under the laws of the State of California and has the requisite corporate power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being conducted by Company. The Company is in possession of all franchises, grants, authorizations, licenses, permits, easements, consents, certificates, approvals and orders ("APPROVALS") necessary to own, lease and operate the properties it purports to own, operate or lease and to carry on its business as it is now being or currently planned by Company to be conducted. The Company is duly qualified to conduct its business in each state listed on SCHEDULE 2.1 hereof. Except as set forth in SCHEDULE 2.1 hereof, the Company has timely filed each annual corporate or information report ("ANNUAL REPORT") required to be filed by it in each state in which it is required to be qualified to do business as a foreign corporation. Complete and correct copies of the articles of incorporation or organization and by-laws (or other comparable governing instruments with different names) (collectively referred to herein as "CHARTER DOCUMENTS") of Company, as amended and currently in effect, and each Annual Report filed by the Company have been heretofore delivered to Buyer. Company is not in violation of any of the provisions of the Company's Charter Documents.


            (b) The minute books of Company contain true, complete and accurate records of all meetings and consents in lieu of meetings of its Board of Directors (and any committees thereof), similar governing bodies and stockholders ("CORPORATE RECORDS"), since the time of Company's organization. Copies of such Corporate Records of Company have been heretofore delivered to Buyer.


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            (c) The Company has heretofore  delivered to Buyer a true,  complete and accurate record of the registered ownership of the Company's capital stock maintained by the Transfer Agent as of a recent date acceptable to Buyer and a record of the beneficial ownership of the Company's capital stock as of a recent date acceptable to Buyer ("STOCK RECORDS").

         2.2 SUBSIDIARIES. Set forth in SCHEDULE 2.2 hereto is a true and complete list of all Subsidiaries stating, with respect to each Subsidiary, its jurisdiction of incorporation or organization, date of incorporation or organization, capitalization and equity ownership. Each Subsidiary is a corporation duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization. Each Subsidiary is duly qualified to conduct its business in each state listed on SCHEDULE 2.2 hereof. Except as set forth in SCHEDULE 2.2 hereof, each Subsidiary has timely filed each Annual Report required to be filed by it in each state in which it is required to be qualified to do business as a foreign corporation. All of the outstanding shares of capital stock of each Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable, have not been issued in violation of any preemptive or other right of any Person or of any laws, and are owned beneficially and of record by Company as specified on SCHEDULE 2.2, free and clear of all liens, claims, charges, encumbrances, pledges, mortgages, security interests, options, rights to acquire, proxies, voting trusts or similar agreements, restrictions on transfer or adverse claims of any nature whatsoever ("LIENS"). Complete and correct copies of the Charter Documents of each Subsidiary, as amended and currently in effect, and each Annual Report filed by a Subsidiary have been heretofore delivered to Buyer. No Subsidiary is in violation of any of the provisions of its Charter Documents.

         Except as described in SCHEDULE 2.2 hereto, neither Company nor any Subsidiary owns, directly or indirectly, any ownership, equity, profits or voting interest in any Person (other than Subsidiaries) or has any agreement or commitment to purchase any such interest, and Company and its Subsidiaries have not agreed and are not obligated to make nor are bound by any written, oral or other agreement, contract, subcontract, lease, binding understanding, instrument, note, option, warranty, purchase order, license, sublicense, insurance policy, benefit plan, commitment or undertaking of any nature, as of the date hereof or any date hereafter, under which any of them may be obligated to make any future investment in or capital contribution to any other entity.

         For purposes of this Agreement, (i) the term "SUBSIDIARY" shall mean any Person in which the Company or any Subsidiary directly or indirectly, owns beneficially securities or interests representing 50% or more of (x) the aggregate equity or profit interests, or (y) the combined voting power of voting interests ordinarily entitled to vote for management or otherwise, and (ii) the term "PERSON" shall mean and include an individual, a corporation, a partnership (general or limited), a joint venture, an association, a trust or any other organization or entity, including a government or political subdivision or an agency or instrumentality thereof.

         2.3 Authority Relative to This Agreement.
             -------------------------------------

            The Company has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and, to consummate the transactions contemplated hereby (including the Transaction). The execution and delivery of this Agreement and the consummation by Company of the transactions contemplated hereby (including the Transaction) have been duly and validly authorized by all necessary corporate action on the part of Company (including the approval by its Board of Directors and by the Stockholders as required), and no other corporate proceedings on the part of Company are

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

necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Company and, assuming the due authorization, execution and delivery thereof by the Buyer, constitutes the legal and binding obligation of Company, enforceable against Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity and public policy.

         2.4      No Conflict; Required Filings and Consents.
                  -------------------------------------------

            (a) The execution and delivery of this Agreement by the Company do not, and the performance of this Agreement by the Company shall not, (i) conflict with or violate the Company's Charter Documents, (ii) subject to obtaining the adoption of this Agreement and the Transaction by the Stockholders of Company, conflict with or violate any Legal Requirements to which the Company is bound, or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or materially impair Company's rights or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the properties or assets of Company pursuant to any Contracts except, with respect to clauses (ii) or (iii), for any such conflicts, violations, breaches, defaults or other occurrences that would not, individually and in the aggregate, have a Material Adverse Effect on Company and its Subsidiaries, taken as a whole. For purposes of this Agreement, "LEGAL REQUIREMENTS" means any federal, state, local, municipal, foreign or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Entity (as defined in Section 2.4(b)), and all requirements set forth in applicable Contracts (as defined in Section 2.16).

            (b) The execution and delivery of this Agreement by the Company do not, and the performance of their obligations hereunder will not, require any consent, approval, authorization or permit of, or filing with or notification to, any court, administrative agency, commission, governmental or regulatory authority, domestic or foreign (a "GOVERNMENTAL ENTITY"), except for applicable requirements, if any, of the Securities Act, the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), state securities laws ("BLUE SKY LAWS"), and the rules and regulations thereunder, and appropriate documents with the relevant authorities of other jurisdictions in which Company is qualified to do business.

         2.5 Capitalization.
             ---------------

            (a) The authorized capital stock of Company consists of 40,000,000 shares of common stock, no par value ("COMMON STOCK") and 10,000,000 shares of preferred stock, no par value ("PREFERRED STOCK"). At the close of business on the business day prior to the date hereof, (i) 1,014,880 shares of Common Stock were issued and outstanding, all of which are validly issued, fully paid and nonassessable; (ii) no shares of Preferred Stock were issued and outstanding;
(iii) no shares of Common Stock were reserved for issuance upon the exercise of options to purchase Common Stock granted to employees of Company or other

                                       5

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parties  ("STOCK  OPTIONS"),  with all Stock Options  previously  granted having expired by their terms or cancelled by mutual agreement of Company and the holder thereof pursuant to the Transfer Agreement; (iv) no shares of Common Stock were reserved for issuance upon the exercise of warrants to purchase Common Stock ("WARRANTS"); and (v) no shares of Common Stock were reserved for issuance upon the conversion of the Preferred Stock or any outstanding convertible notes, debentures or securities ("CONVERTIBLE SECURITIES"). All shares of Common Stock subject to issuance as aforesaid, upon issuance on the terms and conditions specified in the instrument pursuant to which they are issuable, will be duly authorized, validly issued, fully paid and nonassessable. The Shares to be issued with respect to the Transaction shall, when issued, be duly authorized, validly issued, fully paid and nonassessable. Except as described in SCHEDULE 2.5 hereto, there are no commitments or agreements of any character to which Company is bound obligating Company to accelerate the vesting of any Stock Option as a result of the Transaction. All outstanding shares of Common Stock and Preferred Stock and all outstanding Stock Options, Warrants and Convertible Securities have been issued and granted in compliance with (i) all applicable securities laws and (in all material respects) other applicable laws and regulations, and (ii) all requirements set forth in any applicable contracts.


            (b) Except as set forth in SCHEDULE 2.5 hereto, there are no equity securities, partnership interests or similar ownership interests of any class of any equity security of Company or any Subsidiary, or any securities exchangeable or convertible into or exercisable for such equity securities, partnership interests or similar ownership interests, issued, reserved for issuance or outstanding. Except as set forth in SCHEDULE 2.5 hereof or as set forth in
Section 2.5(a) hereof there are no subscriptions, options, warrants, equity securities, partnership interests or similar ownership interests, calls, rights (including preemptive rights), commitments or agreements of any character to which Company or any Subsidiary is a party or by which it is bound obligating Company or any Subsidiary to issue, deliver or sell, or cause to be issued, delivered or sold, or repurchase, redeem or otherwise acquire, or cause the repurchase, redemption or acquisition of, any shares of capital stock, partnership interests or similar ownership interests of Company or any Subsidiary or obligating Company or any Subsidiary to grant, extend, accelerate the vesting of or enter into any such subscription, option, warrant, equity security, call, right, commitment or agreement. Except as set forth in SCHEDULE
2.5 hereof, there are no lock up agreements or other agreements affecting the transfer of any equity security of any class of Company or any Subsidiary.


            (c) Except as contemplated by this Agreement and except as set forth in SCHEDULE 2.5 hereto, there are no registration rights, and there is no voting trust, proxy, rights plan, antitakeover plan, or other agreement or understanding to which Company or any Subsidiary is a party or by which Company or any Subsidiary is bound with respect to any equity security of any class of Company or any Subsidiary.

         2.6 Compliance.
             -----------

         Company has complied with, is not in violation of, any laws, rules or regulations of any Governmental Entity including, without limitation, any and all applicable securities laws, environmental laws, and laws regarding hazardous substances and wastes, except for failures to comply or violations which, individually or in the aggregate, have not had and are not reasonably likely to

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

have a Material Adverse Effect on Company or its Subsidiaries. No Company or Subsidiary is in default or violation of any term, condition or provision of any applicable Charter Documents.

         2.7 Financial Statements; Filings.
             -----------------------------

            (a) Company has made available to Buyer each report and statement filed by Company and each Subsidiary with any Governmental Entity (the "COMPANY REPORTS"), which are all the forms, reports and documents required to be filed by Company with any Governmental Entity, and such Company Reports are true, correct and complete. As of their respective dates, the Company Reports (i) were prepared in accordance and complied in all material respects with the requirements of the applicable Governmental Entity, and the rules and regulations of such Governmental Entities applicable to such Company Reports, and (ii) did not at the time they were filed (and if amended or superseded by a filing prior to the date of this Agreement then on the date of such filing and as so amended or superceded) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Except to the extent set forth in the preceding sentence, Company makes no representation or warranty whatsoever concerning the Company Reports as of any time other than the time they were filed.


            (b) Company has provided to Buyer a correct and complete copy of the audited financial statements (including, in each case, any related notes thereto) of Company and each Subsidiary for the prior three fiscal years ended (including eleven month period ended May 31, 2005), complied as to form in all material respects with the published rules and regulations of any applicable Governmental Entity, prepared in accordance with the generally accepted accounting principles of the United States ("U.S. GAAP") applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto), audited by a certifying accountant registered with the Public Company Accounting Oversight Board ("PCAOB"), and each fairly presents in all material respects the financial position of Company and Subsidiaries at the respective dates thereof and the results of its operations and cash flows for the periods indicated.


            (c) Company has provided to Buyer a correct and complete copy of the unaudited financial statements (including, in each case, any related notes thereto) of Company and each Subsidiary for the most recent interim period ended, complied as to form in all material respects with the published rules and regulations of any applicable Governmental Entity, prepared in accordance with U.S. GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto), and each fairly presents in all material respects the financial position of Company and Subsidiaries at the respective dates thereof and the results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements were or are subject to normal adjustments which were not or are not expected to have a Material Adverse Effect on Company.

            (d) Company has previously furnished to Buyer a complete and correct copy of any amendments or modifications, which have not yet been filed with the applicable Governmental Entities but which are required to be filed with respect to Company or any Subsidiary, to agreements, documents or other instruments which previously had been filed by Company or any Subsidiary with the applicable

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

Governmental Entities pursuant to applicable rules and regulations. The books of account and other financial records of Company and each Subsidiary have been maintained in accordance with good business practice.

            (e) Company is in full compliance with, and current in, all of the reporting, filing and other requirements under the Exchange Act. The shares of the Company's Common Stock have been duly and properly registered under Section 12(g) of the Exchange Act, and the Company is in full compliance with all of the requirements under, and imposed by, Section 12(g) of the Exchange Act.

         2.8 No Undisclosed Liabilities.
             ---------------------------

         Except as set forth in SCHEDULE 2.8 hereto, Company and each Subsidiary have no liabilities (absolute, accrued, contingent or otherwise) of a nature required to be disclosed on a balance sheet or in the related notes to the financial statements prepared in accordance with U.S. GAAP.

         2.9 Absence of Certain Changes or Events.
             -------------------------------------

         Except as set forth in SCHEDULE 2.9 hereto, since May 31, 2005, there has not been: (i) any Material Adverse Effect on Company or any Subsidiary, (ii) any declaration, setting aside or payment of any dividend on, or other distribution (whether in cash, stock or property) in respect of, any of Company's or any Subsidiary's capital stock (other than the Distribution), or any purchase, redemption or other acquisition of any of Company's or any Subsidiary's capital stock or any other securities of Company or any Subsidiary or any options, warrants, calls or rights to acquire any such shares or other securities, (iii) any split, combination or reclassification of any of Company's capital stock (other than the Reverse Split), (iv) any granting by Company or Subsidiary of any increase in compensation or fringe benefits, except for normal increases of cash compensation in the ordinary course of business consistent with past practice, (v) any material change by Company or any Subsidiary in its accounting methods, principles or practices, except as required by concurrent changes in U.S. GAAP (other than the change of the Company's fiscal year end to May 31, 2005, effective for the eleven month period ended May 31, 2005), (vi) any change in the auditors of Company or any Subsidiary, (vii) any issuance of capital stock of Company or any of its Subsidiaries, or (vii) any revaluation by Company or any Subsidiary of any of their respective assets, other than in the ordinary course of business.

         2.10 Litigation.
              ----------

         Except as disclosed in SCHEDULE 2.10 hereto, there are no claims, suits, actions or, to the best knowledge of Company, proceedings pending or threatened against Company or any Subsidiary, before any court, governmental department, commission, agency, instrumentality or authority, or any arbitrator that seeks to restrain or enjoin the consummation of the transactions contemplated by this Agreement.

         2.11 Employee Benefit Plans.
              -----------------------

            (a) Set forth on SCHEDULE 2.11 hereto are all employee compensation, incentive, fringe or benefit plans, programs, policies, commitments or other arrangements (whether or not set forth in a written document) covering any active or former employee, director or consultant of Company or any Subsidiary, with respect to which Company or any Subsidiary has liability (collectively, the "PLANS"), and each Plan has been maintained and administered in all material respects in compliance with its terms and with the requirements prescribed by

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

any and all statutes, orders, rules and regulations which are applicable to such Plans, and all liabilities with respect to the Plans have been properly reflected in the financial statements of Company and it Subsidiaries. No suit, action or other litigation (excluding claims for benefits incurred in the ordinary course of Plan activities) has been brought, or to the knowledge of Company, is threatened, against or with respect to any such Plan. The transactions contemplated under the Transfer Agreement shall not result in any liability under any Plans.

            (b) Except as disclosed on SCHEDULE 2.11 hereto, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby nor the transactions contemplated under the Transfer Agreement will (i) result in any payment (including severance, unemployment compensation, golden parachute, bonus or otherwise) becoming due to any stockholder, director, employee or consultant of Company or any Subsidiary under any Plan or otherwise, (ii) materially increase any benefits otherwise payable under any Plan, or (iii) result in the acceleration of the time of payment or vesting of any such benefits.

         2.12 Labor Matters.
              --------------

         The Company and its Subsidiary are not a party to any collective bargaining agreement or other labor union contract applicable to persons employed by Company or a Subsidiary.

         2.13 Restrictions On Business Activities.
              ------------------------------------

         There is no agreement, commitment, judgment, injunction, order or decree binding upon Company or a Subsidiary or to which Company or a Subsidiary is a party which has or could reasonably be expected to have the effect of prohibiting or materially impairing any business practice of Company or a Subsidiary, any acquisition of property by Company or a Subsidiary or the conduct of business by Company or a Subsidiary.

         2.14 Taxes.
              ------

            (a) Definition of Taxes.

            For the purposes of this Agreement, "TAX" or "TAXES" refers to any and all federal, state, local and foreign taxes, including, without limitation, gross receipts, income, profits, sales, use, occupation, value added, ad valorem, transfer, franchise, withholding, payroll, recapture, employment, excise and property taxes, assessments, governmental charges and duties together with all interest, penalties and additions imposed with respect to any such amounts and any obligations under any agreements or arrangements with any other person with respect to any such amounts and including any liability of a predecessor entity for any such amounts.

            (b) Tax Returns and Audits.

            Except as set forth in SCHEDULE 2.14 hereto:

                  (i) Company and each Subsidiary has timely filed all federal, state, local and foreign returns, estimates, information statements and reports relating to Taxes ("RETURNS") required to be filed by Company or a Subsidiary with any Tax authority prior to the date hereof, except such Returns which are not material to Company or a Subsidiary. All such Returns are true, correct and complete in all material respects. Company and each Subsidiary have paid all Taxes shown to be due on such Returns.

                  (ii) All Taxes that Company or a Subsidiary is required by law to withhold or collect have been duly withheld or collected, and have been timely paid over to the proper governmental authorities to the extent due and payable.

                  (iii) Company and each Subsidiary have not been delinquent in the payment of any material Tax nor is there any material Tax deficiency outstanding, proposed or assessed against Company or any Subsidiary, nor has Company or any Subsidiary executed any unexpired waiver of any statute of limitations on or extending the period for the assessment or collection of any Tax.

                  (iv) No audit or other examination of any Return of Company or any Subsidiary by any Tax authority is presently in progress, nor has Company or any Subsidiary been notified of any request for such an audit or other examination.

                  (v) No adjustment relating to any Returns filed by Company or any Subsidiary has been proposed in writing, formally or informally, by any Tax authority to the Company or any Subsidiary or any representative thereof.

                  (vi) Company and its Subsidiaries have no liability for any material unpaid Taxes which have not been accrued for or reserved on Company's or Subsidiary's balance sheets included in the audited financial statements for the most recent fiscal year ended, whether asserted or unasserted, contingent or otherwise, which is material to Company or a Subsidiary, other than any liability for unpaid Taxes that may have accrued since the end of the most recent fiscal year in connection with the operation of the business of Company or its Subsidiaries in the ordinary course of business, none of which is material to the business, results of operations or financial condition of Company or its Subsidiaries.

         2.15 Brokers; Third Party Expenses.
              ------------------------------

         Except  as set  forth on  SCHEDULE  2.15,

Company and Yuan have not incurred, nor will it incur, directly or indirectly, any liability for brokerage or finders' fees or agent's commissions or any similar charges in connection with this Agreement or any transactions contemplated hereby. At Closing, the Company is responsible for paying and shall pay, out of the proceeds of the Share Purchase Price, $30,000 to Robert
Papiri/Alan Frankel for his services as a finder with respect to the transactions contemplated by this Agreement.

         2.16 Agreements, Contracts and Commitments.
              --------------------------------------

         Except as set forth in SCHEDULE 2.16, the Company and its Subsidiaries are not a party to any contracts, agreements, leases, mortgages, indentures, note, bond, guaranty, liens, license, permit, franchise, purchase orders, sales orders, arbitration awards, judgments, decrees, orders, documents, instruments, understandings and commitments, or other instrument or obligation (including without limitation outstanding offers or proposals) of any kind, whether written or oral ("Contracts"). True, correct and complete copies of each Contract (or written summaries in the case of oral Contracts) have been heretofore delivered to Buyer.

         2.17 Interested Party Transactions.
              ------------------------------

         Except as set forth in the SCHEDULE 2.17 hereto or the Company Reports, no employee, officer, director or 5% or more stockholder of Company or a member of his or her immediate family is indebted to Company, nor is Company indebted

(or committed to make loans or extend or guarantee credit) to any of them, other than (i) for payment of salary for services rendered, (ii) reimbursement for reasonable expenses incurred on behalf of Company or an Subsidiary, and (iii) for other employee benefits made generally available to all employees, and all related party transactions between such persons and the Company have been fully and properly disclosed in the Company Reports.

         2.18  Over-the-counter Bulletin Board Quotation.
               ------------------------------------------

         The Company's common stock is quoted on the Over-the-Counter Bulletin Board ("OTC BB"). There is no action or proceeding pending or, to Company's knowledge, threatened against the Company by NASDAQ or the National Association of Securities Dealers ("NASD") with respect to any intention by such entities to prohibit or terminate the quotation of Buyer Common Stock on the OTC BB. There is no action pending or threatened, to Company's knowledge, by any market maker in the Company's common stock to discontinue their market making activities with respect thereto.

         2.19 Board and Stockholder Approval.
              -------------------------------

         The board of directors of Company or similar governing body (including any required committee or subgroup of thereof) and the stockholders have, as of the date of this Agreement, authorized and approved this Agreement and the transactions contemplated hereby, the Reverse Split, the Transfer Agreement and the transactions contemplated thereunder, and the Distribution.

         2.20 Investment Company Act.
              -----------------------

         Company is not an "investment company" or an "affiliated person" of or "promoter" or "principal underwriter" or an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended, nor is Company otherwise subject to regulation thereunder. Company is not a "holding company" as that term is defined in, and is not otherwise subject to regulation under, the Public Utility Holding Company Act of 1935.

         2.21  Officers  and  Directors.
               -------------------------

         During the past five year period, to Company's knowledge, no current or former officer or director of Company has been the subject of:

            (a) a petition under the Federal bankruptcy laws or any other insolvency or moratorium law or has a receiver, fiscal agent or similar officer been appointed by a court for such person, or any partnership in which such person was a general partner at or within two years before the time of such filing, or any corporation or business association of which such person was an executive officer at or within two years before the time of such filing;

            (b) a conviction in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations which do not relate to driving while intoxicated or driving under the influence);

            (c) any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining any such person from, or otherwise limiting, the following activities:

                  (i) Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the United States Commodity Futures Trading Commission or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

                  (ii) Engaging in any type of business practice; or

                  (iii) Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal, state or other securities laws or commodities laws;

            (d) any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal, state or local authority barring, suspending or otherwise limiting for more than 60 days the right of any such person to engage in any activity described in the preceding sub-paragraph, or to be associated with persons engaged in any such activity;

            (e) a finding by a court of competent jurisdiction in a civil action or by the U.S. Securities and Exchange Commission ("SEC") to have violated any securities law, regulation or decree and the judgment in such civil action or finding by the SEC has not been subsequently reversed, suspended or vacated; or

            (f) a finding by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding has not been subsequently reversed, suspended or vacated.

         2.22 Representations and Warranties Complete.
              ----------------------------------------

         The representations and warranties of Company included in this Agreement and any list, statement, document or information set forth in, or attached to, any Schedule provided pursuant to this Agreement or delivered hereunder, are true and complete in all material respects and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading, under the circumstance under which they were made.

                                   ARTICLE III

                     REPRESENTATIONS AND WARRANTIES OF BUYER
                     ---------------------------------------

         Buyer represents and warrants to, and covenants with, the Company, as follows:

         3.1 Organization.
             -------------

         Buyer is a limited liability company duly organized and validly existing under the laws of the State of Delaware and has the requisite power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being or currently planned by Buyer to be conducted.

         3.2 Authority  Relative to This Agreement.
             --------------------------------------

         Buyer has full power and authority to: (i) execute, deliver and perform this Agreement, and each ancillary document which Buyer has executed or delivered or is to execute or deliver pursuant to this Agreement, and (ii) carry out Buyer's obligations hereunder and thereunder and, to consummate the transactions contemplated hereby (including the Transaction). The execution and delivery of this Agreement and the consummation by Buyer of the transactions contemplated hereby (including the Transaction) have been duly and validly authorized by all necessary action on the part of Buyer (including the approval by its Board of Managers), and no other proceedings on the part of Buyer are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Buyer and, assuming the due authorization, execution and delivery thereof by the Company, constitutes the legal and binding obligation of Buyer, enforceable against Buyer in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity and public policy.

         3.3 No Conflict; Required Filings and Consents.
             -------------------------------------------

            (a) The execution and delivery of this Agreement by Buyer do not, and the performance of this Agreement by Buyer, shall not: (i) conflict with or violate Buyer's certificate of organization or operating agreement, or (ii) subject to obtaining the adoption of this Agreement and the Transaction by the Board of Managers, conflict with or violate any laws or regulations.

            (b) The execution and delivery of this Agreement by Buyer does not, and the performance of its obligations hereunder will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity, except for applicable requirements, if any, of the Exchange Act and the rules and regulations thereunder.


         3.4 Brokers.
             --------

         Buyer has not incurred, nor will it incur, directly or indirectly, any liability for brokerage or finders' fees or agent's commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

         3.5  Approval.
              ---------

         The Board of Managers of Buyer has, as of the date of this Agreement, unanimously declared the advisability of the Transaction and approved this Agreement and the transactions contemplated hereby.

         3.6 Acquisition of Shares for Investment.
             -------------------------------------

         Buyer is an "accredited investor," as such term is defined in Section 2(15) of the Securities Act and Rule 501 of Regulation D promulgated thereunder, Buyer is purchasing the Shares for Buyer's own account, for investment purposes, in Buyer's name and solely for Buyer's own beneficial interest and not as nominee for, or on behalf of, or for the beneficial interest of, or with the intention to transfer to, any other Person. Buyer understands and agrees that the Shares being acquired pursuant to this Agreement have not been registered under the Securities Act or under any applicable state securities laws and may not be sold, pledged, assigned, hypothecated or otherwise transferred ("TRANSFER"), except pursuant to an effective registration statement under the Securities Act or pursuant to an exemption from registration under the Securities Act, the availability of which shall to be established to the satisfaction of the Company at or prior to the time of Transfer.

         3.7 Representations and Warranties Complete.
             ----------------------------------------

         The representations and warranties of Buyer included in this Agreement and any list, statement, document or information set forth in, or attached to, any Schedule provided pursuant to this Agreement or delivered hereunder, are true and complete in all material respects and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading, under the circumstance under which they were made.

                                   Article IV

                       CONDUCT PRIOR TO THE EFFECTIVE TIME
                       -----------------------------------

         4.1 Conduct of Business by Company.
             -------------------------------

         During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Closing, the Company, except to the extent that the other party shall otherwise consent in writing, shall carry on its business in the usual, regular and ordinary course consistent with past practices, in substantially the same manner as heretofore conducted and in compliance with all applicable laws and regulations, pay its debts and taxes when due subject to good faith disputes over such debts or taxes, pay or perform other material obligations when due, and use its commercially reasonable efforts consistent with past practices and policies to preserve substantially intact its present business organization. In addition, except as required or permitted by the terms of this Agreement, without the prior written consent of the other party, during the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Closing, the Company shall not to do any of the following:


            (a) Waive any stock repurchase rights, accelerate, amend or (except as specifically provided for herein) change the period of exercisability of options or restricted stock, or reprice options granted under any employee, consultant, director or other stock plans or authorize cash payments in exchange for any options granted under any of such plans;


            (b) Grant any severance or termination pay to any officer or employee except pursuant to applicable law, written agreements outstanding, or policies existing on the date hereof and as previously or concurrently disclosed in writing or made available to the other party, or adopt any new severance plan, or amend or modify or alter in any manner any severance plan, agreement or arrangement existing on the date hereof;

            (c) Except for the Distribution, declare, set aside or pay any dividends on or make any other distributions (whether in cash, stock, equity securities or property) in respect of any capital stock or split, combine or reclassify any capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for any capital stock;

            (d) Purchase, redeem or otherwise acquire, directly or indirectly, any shares of capital stock of Company, except repurchases of unvested shares at cost in connection with the termination of the employment relationship with any employee pursuant to stock option or purchase agreements in effect on the date hereof;

            (e) Issue, deliver, sell, authorize, pledge or otherwise encumber, or agree to any of the foregoing with respect to, any shares of capital stock or any securities convertible into or exchangeable for shares of capital stock, or subscriptions, rights, warrants or options to acquire any shares of capital stock or any securities convertible into or exchangeable for shares of capital stock, or enter into other agreements or commitments of any character obligating it to issue any such shares or convertible or exchangeable securities;

            (f) Amend its Charter Documents;

            (g) Except for the Transfer Agreement, acquire or dispose or agree to acquire or dispose by merging or consolidating with, or by purchasing or disposing of any equity interest in or a portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or otherwise acquire or dispose or agree to acquire or dispose any assets which are material, individually or in the aggregate, to the business of Company, or enter into any joint ventures, strategic partnerships or alliances or other arrangement;

            (h) Incur any indebtedness for borrowed money or guarantee any such indebtedness of another person, issue or sell any debt securities or options, warrants, calls or other rights to acquire any debt securities of Company, enter into any "keep well" or other agreement to maintain any financial statement condition or enter into any arrangement having the economic effect of any of the foregoing;

            (i) Adopt or amend any employee benefit plan, policy or arrangement, any employee stock purchase or employee stock option plan, or enter into any employment contract or collective bargaining agreement (other than offer letters and letter agreements entered into in the ordinary course of business consistent with past practice with employees who are terminable "at will"), pay any special bonus or special remuneration to any director or employee, or increase the salaries or wage rates or fringe benefits (including rights to severance or indemnification) of its directors, officers, employees or consultants, except in the ordinary course of business consistent with past practices;

            (j) Except as disclosed in SCHEDULE 4.1(J) hereto, pay, discharge, settle or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), or litigation (whether or not commenced prior to the date of this Agreement) other than the payment, discharge, settlement or satisfaction, in the ordinary course of business consistent with past practices or in accordance with their terms;

            (k) Except as required by U.S. GAAP, revalue any of its assets or make any change in accounting methods, principles or practices;

            (l) Except as set forth in SCHEDULE 4.1(L) hereto, incur or enter into any agreement, contract or commitment requiring such party to pay in excess of $1,000 in any 12 month period;

            (m) Except for the ASAP Subsidiary, form, establish or acquire any Subsidiary;

            (n) Permit the any person to exercise any of its discretionary rights under any Plan to provide for the automatic acceleration of any outstanding options, the termination of any outstanding repurchase rights or the termination of any cancellation rights issued pursuant to such plans; or

            (o) Agree in writing or otherwise agree, commit or resolve to take any of the actions described in Section 4.1 (a) through (n) above.

                                    ARTICLE V

                              ADDITIONAL AGREEMENTS
                              ---------------------

         5.1 Absence of Liabilities and Contracts.
             -------------------------------------

         At Closing, the Company shall pay, out of the proceeds of the Share Purchase Price, any and all debts, liabilities or obligations of the Company, whether or not such obligations are due at the time of Closing, including, without limitation: (i) any and all liabilities and obligations of the Company assumed by ASAP Subsidiary under the Transfer Agreement which have not been satisfied prior to Closing or for which the Company has not fully released, (ii) all invoices received by the Company from vendors and suppliers since the date of the Transfer Agreement, and (iii) any costs incurred by the Company or the ASAP Subsidiary in connection with the transactions contemplated hereunder ("CLOSING PAYMENTS"). The remainder of the Share Purchase Price after payment of the Closing Payments shall be remitted to ASAP Subsidiary pursuant to and in accordance with the terms and conditions of the Transfer Agreement.

         The Company shall also take and any and all actions required to effect the Distribution prior to or at Closing, and Yuan shall cause the ASAP
Subsidiary to be solely responsible for the registration of the ASAP Subsidiary's shares included the Distribution under the Securities Act or the Exchange Act, as required, prior to the time of the Distribution ("REGISTRATION") including the payment of all costs and expenses thereof.

         5.2 Company Reports; Income Tax Returns; S-8 Plan.
             ----------------------------------------------

         Prior to Closing, the Company shall be responsible for filing the Form 10Q or 10K for the most recent period ended if such Form 10Q or 10K is due on or before the Closing Date or becomes due within 45 days following the Closing Date. Following the Closing, Yuan agrees to cooperate with the Company, and provide any documentation reasonably requested by the Company or its advisors, to allow the Company to continue to file its Company Reports (or any amendments thereto) in a timely manner, and to comply with the reporting requirements of the Exchange Act. At or prior to Closing, the Company shall complete and file any and all U.S., state and local income, employment and franchise tax returns for the year ended June 30, 2004 and the 11-month period ended May 31, 2005 and all state annual reports and information statements (the "RETURNS"), with copies of the filed Returns being delivered to Buyer at or prior to Closing. The Company shall further terminate, at or prior to Closing, the Option Plans and any S-8 plans maintained by the Company.

         5.3 Resignations and Appointments of Company's Officers and Directors.
             ------------------------------------------------------------------

         At or prior to Closing, the Company shall deliver to Buyer resignations, in a form and substance acceptable to Buyer, providing for the resignation of all of the officers of the Company and all of the directors of the Company effective as of the Closing (the "RESIGNATIONS"). At or prior to Closing, the Company shall deliver to Buyer duly adopted resolutions, in a form and substance acceptable to Buyer, providing for: (i) the appointment of Kevin
R. Keating to serve as the President, Treasurer and Secretary of the Company, and (ii) the appointment of Kevin R. Keating as the sole director of the Company, each effective as of the Closing (the "RESOLUTIONS").

         5.4 Undertaking by Company Accountants.
             -----------------------------------

         At or prior to Closing, the Company shall obtain, and deliver to Buyer, an undertaking from the Company's accountants, Corbin & Company ("ACCOUNTANT"), in a form and substance satisfactory to Buyer, providing that: (i) the Accountants agree to an engagement with Company to serve as its certified public accountants following the Closing for purposes of the Company's ongoing reporting requirements under the Exchange Act including, without limitation, the filing of Forms 10-Q and 10-K, at the rates and charges similar to those currently being charged by Accountant, (ii) the Accountants are duly registered with the U.S. Public Company Accounting Oversight Board ("PCAOB"), and (iii) the Accountants shall provide their consent to the use of their audited financial statements and accompanying report in any regulatory filing by the Company prior to or following the Closing ("UNDERTAKING").

         5.5 Other Actions.
             --------------

            (a) At least five (5) days prior to Closing, the Company shall prepare the Form 8-K announcing the Closing, together with the Company's pro forma financial statements giving effect to the transactions contemplated hereunder (including the Transfer Agreement), prepared by the Company and its Accountant, and such other information that may be required to be disclosed with respect to the Transaction in any report or form to be filed with the SEC ("TRANSACTION FORM 8-K"), which shall be in a form acceptable to Company and in a format acceptable for EDGAR filing. At the Closing, the Company shall file the Transaction Form 8-K with the SEC.

            (b) Prior to Closing, in connection with the Reverse Split, the Company shall have also effected the change to the Company's CUSIP number, made any required filings with, and received the approval from, the NASD Market Regulation, completed all matters to properly effect the Reverse Split with the Company's Transfer Agent and with the DTC to properly effect the Reverse Split at the beneficial owner level (collectively, the "CORPORATE MATTERS"), and delivered to Buyer a current list of record and beneficial holders of the Company's common stock after giving effect to the Reverse Split.

            (c) The Company shall be responsible for all costs associated with the transactions contemplated hereunder including, without limitation, the Transaction 8-K, the Reverse Split, the Distribution, and the Corporate Matters. All of such costs shall be paid by the Company at or prior to Closing or out of the proceeds of the Share Purchase Price.

            Company and Buyer shall  further  cooperate  with each other and use their respective reasonable best efforts to take or cause to be taken all actions, and do or cause to be done all things, necessary, proper or advisable on its part under this Agreement and applicable laws to consummate the Transaction and the other transactions contemplated hereby as soon as practicable, including preparing and filing as soon as practicable all documentation to effect all necessary notices, reports and other filings and to obtain as soon as practicable all consents, registrations, approvals, permits and authorizations necessary or advisable to be obtained from any third party and/or any Governmental Entity in order to consummate the Transaction or any of the other transactions contemplated hereby. Subject to applicable laws relating to the exchange of information and the preservation of any applicable attorney-client privilege, work-product doctrine, self-audit privilege or other similar privilege, each of Company and Buyer shall have the right to review and comment on in advance, and to the extent practicable each will consult the other on, all the information relating to such party, that appear in any filing made with, or written materials submitted to, any third party and/or any Governmental Entity in connection with the Transaction and the other transactions contemplated hereby. In exercising the foregoing right, each of Company and Buyer shall act reasonably and as promptly as practicable.

            In connection with the preparation of the Transaction Form 8-K, and for such other reasonable purposes, Company and Buyer each shall, upon request by the other, furnish the other with all information concerning themselves, their respective directors, officers and stockholders (including the directors of the Company to be elected effective as of the Closing pursuant to Section 5.3 hereof) and such other matters as may be reasonably necessary or advisable in connection with the Transaction, or any other statement, filing, notice or application made by or on behalf of Company and Buyer to any third party and/or any Governmental Entity in connection with the Transaction and the other transactions contemplated hereby. Each party warrants and represents to the other party that all such information shall be true and correct in all material respects and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

         5.6 Confidentiality; Access to Information.
             ---------------------------------------

            (a) Each party agrees to maintain and hold in strict confidence any material, non-public information provided by any other party in connection with transactions contemplated hereunder.

            (b)  Company  shall  afford  Buyer  and  its   financial   advisors,
accountants, counsel and other representatives reasonable access during normal business hours, upon reasonable notice, to the properties, books, records and personnel of Company and its Subsidiaries during the period prior to the Closing to obtain all information concerning the business, including financial condition, properties, results of operations and personnel of Company and its Subsidiaries, as Buyer may reasonably request. No information or knowledge obtained by Buyer in any investigation pursuant to this Section 5.6 will affect or be deemed to modify any representation or warranty contained herein or the conditions to the obligations of the parties to consummate the Transaction.

         5.7 No Solicitation.
             ----------------

         Other than with respect to the Transaction, the Company, Yuan and Buyer agree that they shall not, and shall direct and use their reasonable best efforts to cause their agents and other representatives (including any investment  banker,  attorney  or  accountant  retained  by it  or  any  of  its

Subsidiaries) not to, directly or indirectly, initiate, solicit, encourage or otherwise facilitate any inquiries or the making of any proposal or offer relating to a "going public" or reverse merger transaction, the sale, issuance or transfer of any shares of the Company's Common Stock whether by sale, merger, share exchange or otherwise, or any recapitalization of the Company.

         5.8 Public Disclosure.
             ------------------

         Buyer and Company will consult with each other and agree in writing before issuing any press release or otherwise making any public statement with respect to the Transaction or this Agreement and will not issue any such press release or make any such public statement prior to such consultation. Upon the execution of this Agreement, the Company will file a Current Report on Form 8-K announcing the execution of this Agreement, which Form 8-K shall be acceptable to Buyer.

         5.9 Business Records.
             -----------------

         At Closing, Company shall deliver to Buyer all records and documents relating to the Company, wherever located, including, without limitation, books, records, supplier and customer lists and files, government filings, the Returns, consent decrees, orders, and correspondence, financial information and records, electronic files containing any financial information and records, and other documents used in or associated with the Company, but specifically excluding all records related to the sales and operations of the business transferred to ASAP Subsidiary under the Transfer Agreement ("BUSINESS RECORDS").

         5.10 Ownership Records; Transfer Agent Undertaking.
              ----------------------------------------------

         At Closing, the Company shall deliver to Buyer; (i) a full and complete listing of all stockholders of the Company, dated within three (3) business days prior to Closing, from the Transfer Agent showing the name, address and stock ownership of each stockholder, and giving effect to the Reverse Split, and (ii) a full and complete list of all holders of Company Preferred Stock, Company Stock Options, Company Warrants and Convertible Securities, dated within three
(3) business days prior to Closing, showing the name, address and ownership of each holder and, as applicable, the exercise or conversion price and expiration date (collectively, the "OWNERSHIP RECORDS"). At or prior to Closing, the Company shall obtain, and deliver to Buyer, an undertaking from the Transfer Agent, in a form and substance satisfactory to Buyer, stating the amount of any and all fees and charges owed to Transfer Agent by Company for services rendered prior to Closing ("TRANSFER AGENT UNDERTAKING").

                                   Article VI

                          CONDITIONS TO THE TRANSACTION
                          -----------------------------

         6.1 CONDITIONS TO OBLIGATIONS OF EACH PARTY TO EFFECT THE TRANSACTION.

         The respective obligations of each party to this Agreement to effect the Transaction shall be subject to the satisfaction at or prior to the Closing Date of the following conditions:

            (a) No Order.
                ---------

            No Governmental Entity shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent) which is in effect and which has the effect of making the Transaction illegal or otherwise prohibiting consummation of the Transaction, substantially on the terms contemplated by this Agreement. All waiting periods, if any, under any law in any jurisdiction in which the Company or Buyer has material operations relating to the transactions contemplated hereby will have expired or terminated.

            (b) Reverse Split; Corporate Matters; Distribution.
                -----------------------------------------------

            The Reverse Split, the Corporate Matters and the Distribution  shall have been duly authorized and approved by the Company's directors and stockholders and have been fully executed, implemented and completed. Company shall have delivered to Buyer certificates of incorporation, certificates of amendment, certificates of good status, tax clearance certificates and such other documents evidencing the actions set forth in this Section 6.1(b).

         6.2 Additional Conditions to Obligations of Company.
             ------------------------------------------------

         The obligations of the Company to consummate and effect the Transaction shall be subject to the satisfaction at or prior to the Closing Date of each of the following conditions, any of which may be waived, in writing, exclusively by the Company:

            (a) Representations and Warranties.
                -------------------------------

            Each representation and warranty of Buyer contained in this Agreement (i) shall have been true and correct as of the date of this Agreement and (ii) shall be true and correct on and as of the Closing Date with the same force and effect as if made on the Closing Date. Company shall have received a certificate with respect to the foregoing signed on behalf of Buyer by an authorized manager of Buyer ("BUYER CLOSING CERTIFICATE").

            (b) Agreements and Covenants.
                -------------------------

            Buyer shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by them on or prior to the Closing Date, except to the extent that any failure to perform or comply (other than a willful failure to perform or comply or failure to perform or comply with an agreement or covenant reasonably within the control of Buyer) does not, or will not, constitute a Material
Adverse Effect with respect to Buyer taken as a whole, and the Company shall have received Buyer Closing Certificate to such effect.

            (c) Other Deliveries.
                -----------------

            At or prior to Closing, Buyer shall have delivered: (i) the Share Purchase Price to the Company, subject to the terms and conditions of the Transfer Agreement, (ii) copies of resolutions and actions taken Buyer's board of managers in connection with the approval of this Agreement and the transactions contemplated hereunder, and (iii) such other documents or certificates as shall reasonably be required by Company and its counsel in order to consummate the transactions contemplated hereunder.

         6.3 Additional Conditions to the Obligations of Buyer.
             --------------------------------------------------

         The obligations of Buyer to consummate and effect the Transaction shall be subject to the satisfaction at or prior to the Closing Date of each of the following conditions, any of which may be waived, in writing, exclusively by
Buyer:

            (a) Representations and Warranties.
                -------------------------------

            Each representation and warranty of the Company contained in this Agreement (i) shall have been true and correct as of the date of this Agreement and (ii) shall be true and correct on and as of the Closing Date with the same force and effect as if made on and as of the Closing. Buyer shall have received a certificate with respect to the foregoing signed on behalf of the Company with respect to the warranties and representations made by Company under this Agreement ("CLOSING CERTIFICATE")

            (b) Agreements and Covenants.
                -------------------------

            Company shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by Company at or prior to the Closing Date except to the extent that any failure to perform or comply (other than a willful failure to perform or comply or failure to perform or comply with an agreement or covenant reasonably within the control of Company) does not, or will not, constitute a Material Adverse Effect on Company, and Buyer shall have received the Closing Certificate to such effect.


            (c) Absence of Liabilities; Closing Payments; Registration.
                -------------------------------------------------------

            The Company shall have satisfied the requirements of Section 5.1 hereof. The Closing Payments required under Section 5.1 hereof shall have been paid in full. The ASAP Subsidiary shall have completed the Registration to the satisfaction of Buyer.

            (d) Material Adverse Effect.
                ------------------------

            No Material Adverse Effect with respect to Company shall have occurred since the date of this Agreement.

            (e) Undertaking by Accountant.
                --------------------------

            Company shall have delivered to Buyer the Undertaking by Accountant, in a form satisfactory to Buyer.


            (f) Stock Records; Ownership Records; Transfer Agent Undertaking.
                -------------------------------------------------------------

            Company shall have delivered to Buyer the Stock Records, Ownership Records and Transfer Agent Undertaking (including all electronic files related thereto), in a form satisfactory to Buyer.


            (g) Resignations and Resolutions.
                -----------------------------

            The Company shall have delivered to Buyer the Resignations and Resolutions, in a form satisfactory to Buyer.

            (h) SEC Compliance; Otc Bb Quotation; Company Reports; Returns.
                -----------------------------------------------------------

            Immediately prior to Closing, Company shall be in compliance with, and current in, the reporting and filing requirements under the Exchange Act and shall be quoted on the OTC BB. The Company shall have complied with the requirements of Section 5.2 hereof.

            (i) Due Diligence.
                --------------

            Buyer shall have completed its due diligence investigation and review of the Company, and the results of such investigation and review are satisfactory to the Buyer in its sole discretion.

            (j) Options and Contracts.
                ----------------------

            The Company shall have provided written evidence that all outstanding stock options and warrants of the Company have expired by their terms or been cancelled by the mutual written agreement of the Company and the holder thereof. The Company shall further provide written evidence that all agreements, contracts and commitments under which the Company has any obligations have been cancelled or assumed by ASAP with the consent and release of the Company by the other party thereto.

            (k) Other Deliveries.
                -----------------

            At Closing, Company shall have delivered to Buyer: (i) the duly executed direction letter to the Transfer Agent as contemplated by Section 1.4 hereof, (ii) the Company's Charter Documents, (iv) Company's Corporate Records and Business Records (including all electronic files and programs related thereto), (v) the Transaction Form 8-K, all in a form acceptable to Buyer, and

(vi) such other documents or certificates as shall reasonably be required by Buyer and its counsel in order to consummate the transactions contemplated hereunder.

                                   ARTICLE VII

                            SURVIVAL; INDEMNIFICATION
                            -------------------------

         7.1 Survival.
             ---------

         All representations, warranties, agreements and covenants contained in or made pursuant to this Agreement, or any Exhibit or Schedule hereto or thereto or any certificate delivered at the Closing, shall survive (and not be affected by) the Closing, but all claims made by virtue of such representations, warranties, agreements and covenants shall be made under, and subject to the limitations set forth in this Article VII.

         7.2 Indemnification by Yuan.
             ------------------------

         Yuan hereby indemnifies and holds harmless, and agrees to indemnify and hold harmless, Company and Buyer (from and after the Closing), and Buyer's directors, officers, shareholders, managers, members, employees and agents (collectively, the "BUYER INDEMNIFIED PARTIES") against (i) any and all liabilities, obligations, losses, damages, claims, actions, Liens and deficiencies which exist, or which may be imposed on, incurred by or asserted against any one or more of the Buyer Indemnified Parties, (1) based upon, resulting from or arising out of, or as to which there was, any breach or inaccuracy of any representation or warranty by Company under this Agreement, or any statement, agreement or covenant made by Company or Yuan in or pursuant to this Agreement, including the Indemnity Agreement, or (2) based upon, resulting from or arising out of any present or future claim, action, suit or proceeding brought or asserted against any Buyer Indemnified Party by or on behalf of any person who, at any time prior to the Closing, had or purports to have had any interest in the Company's Common Stock, or by any Person in connection with the Stock Bonus, and (ii) any cost or expense (including reasonable attorneys' fees and court costs) incurred by the Buyer Indemnified Parties or any of them in connection with the foregoing (including, without limitation, any cost or expense incurred by the Buyer Indemnified Parties in enforcing their rights pursuant to this Section 7.2). No demand or claim for indemnification under this
Section 7.2 may be made after 11:59 p.m., Denver time, on the date one (1) year following the Closing Date.

                                  Article VIII

                        TERMINATION, AMENDMENT AND WAIVER
                        ---------------------------------

         8.1 Termination.
             ------------

         This Agreement may be terminated at any time prior to the Closing:

            (a) by mutual written agreement of Buyer and Company;

            (b) by either Buyer or Company if the Transaction shall not have been consummated by September 30, 2005 for any reason; provided, however, that the right to terminate this Agreement under this Section 8.1(b) shall not be available to any party whose action or failure to act has been a principal cause of or resulted in the failure of the Transaction to occur on or before such date and such action or failure to act constitutes a breach of this Agreement; or

            (c) by either Buyer or the Company if a Governmental Entity shall have issued an order, decree or ruling or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the Transaction, which order, decree, ruling or other action is final and nonappealable.

         8.2 Notice of Termination; Effect of Termination.
             ---------------------------------------------

         Any termination of this Agreement under Section 8.1 above will be effective immediately upon the delivery of written notice of the terminating party to the other parties hereto. In the event of the termination of this Agreement as provided in Section 8.1, this Agreement shall be of no further force or effect and the Transaction shall be abandoned, except (i) as set forth in this Section 8.2, Section 8.3 and Article IX (General Provisions), each of which shall survive the termination of this Agreement, and (ii) nothing herein shall relieve any party from liability for any intentional or willful breach of this Agreement.

         8.3 Fees and  Expenses.
             -------------------

            All fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses whether or not the Transaction are consummated. Without limiting the foregoing sentence, the Company shall be responsible for all costs associated with the Transaction 8-K, the Reverse Split, the Distribution, and the Corporate Matters, which costs shall be paid at Closing out of the Share Purchase Price.

         8.4 Amendment.
             ----------

            This Agreement may be amended by the parties hereto at any time by execution of an instrument in writing signed on behalf of each of Buyer and the Company.

         8.5 Extension; Waiver.
             ------------------

         At any time prior to the Closing, any party hereto may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties made to such party contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any of the agreements or conditions for the benefit of such party contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. Delay in exercising any right under this Agreement shall not constitute a waiver of such right.

                                   ARTICLE IX

                               GENERAL PROVISIONS
                               ------------------

         9.1 Notices.
             --------

         All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial delivery service, or sent via telecopy (receipt confirmed) to the parties at the following addresses or telecopy numbers (or at such other address or telecopy numbers for a party as shall be specified by like notice):

                  (a) if to Buyer, to:

                  KI Equity Partners II, LLC
                  Attn:  Timothy J. Keating, Manager
                  5251 DTC Parkway, Suite 1090
                  Denver, Colorado 80111
                  (720) 889-0135 fax

                  (b) if to Company or Yuan, to:

                  Cyber Merchant Exchange, Inc.
                  Attn: Frank S. Yuan, Chairman and CEO
                  4349 Baldwin Ave. Unit A
                  El Monte, CA 91731
                  (626) 636-2536 fax

                  with a copy to:

                  The Otto Law Group
                  Attn:  James Vandeberg
                  601 Union Street, Suite 4500
                  Seattle, WA  98101
                  206-262-9513 fax

         9.2 Interpretation.
             ---------------

            (a) When a reference is made in this Agreement to Exhibits, such reference shall be to an Exhibit to this Agreement unless otherwise indicated. When a reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement. Unless otherwise indicated the words "include," "includes" and "including" when used herein shall be deemed in each case to be followed by the words "without limitation." The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. When reference is made herein to "the business of" an entity, such reference shall be deemed to include the business of all direct and indirect Subsidiaries of such entity. Reference to the Subsidiaries of an entity shall be deemed to include all direct and indirect Subsidiaries of such entity.

            (b) For purposes of this Agreement, the term "MATERIAL ADVERSE EFFECT" when used in connection with an entity means any change, event, violation, inaccuracy, circumstance or effect, individually or when aggregated with other changes, events, violations, inaccuracies, circumstances or effects, that is materially adverse to the business, assets (including intangible assets), revenues, financial condition or results of operations of such entity and its Subsidiaries, if any, taken as a whole (it being understood that neither of the following alone or in combination shall be deemed, in and of itself, to constitute a Material Adverse Effect: (a) changes attributable to the public announcement or pendency of the transactions contemplated hereby, (b) changes in general national or regional economic conditions or (c) changes affecting the industry generally in which Company or Buyer operates).

            (c) For purposes of this Agreement, the term "PERSON" shall mean any individual, corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization, entity or Governmental Entity.


            (b) For purposes of this Agreement, all monetary amounts set forth herein are referenced in United States dollars, unless otherwise noted.


         9.3 Counterparts.
             -------------

         This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

         9.4 Entire Agreement; Third Party Beneficiaries.
             --------------------------------------------

         This Agreement and the documents and instruments and other agreements among the parties hereto as contemplated by or referred to herein, including the Schedules hereto (a) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, including the Prior Agreement and (b) are not intended to confer upon any other person any rights or remedies hereunder (except as specifically provided in this Agreement).

         9.5  Severability.
              -------------

         In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

         9.6 Other Remedies; Specific Performance.
             -------------------------------------

         Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

         9.7 Governing Law.
             --------------

         This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado, USA, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

         9.8 Rules of Construction.
             ----------------------

         The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

         9.9  Assignment;  Novation.
              ---------------------

         No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties. Subject to the first sentence of this Section 9.9, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. The Company, Buyer and Yuan hereby agree to substitute KI Equity Partners II, LLC as the Buyer in replacement of KRM Fund, and the Company, Buyer and Yuan irrevocably release and discharge KRM Fund from any and all liabilities and obligations of any kind that KRM Fund may have under or with respect to the Prior Agreement or this Agreement. KRM Fund hereby agrees and consents to the foregoing novation. KRM Fund shall be a third party beneficiary of the provisions of this Section 9.9 as if were a signatory to this Agreement and shall have the same rights and remedies to enforce the provisions of this Section 9.9 as if it were a signatory to this Agreement.

         9.10 Arbitration.
              ------------

         Any disputes or claims arising under or in connection with this Agreement or the transactions contemplated hereunder shall be resolved by binding arbitration. Notice of a demand to arbitrate a dispute by either party shall be given in writing to the other at their last known address. Arbitration shall be commenced by the filing by a party of an arbitration demand with the American Arbitration Association ("AAA") in its office in Denver, Colorado USA. The arbitration and resolution of the dispute shall be resolved by a single arbitrator appointed by the AAA pursuant to AAA rules. The arbitration shall in all respects be governed and conducted by applicable AAA rules, and any award and/or decision shall be conclusive and binding on the parties. The arbitration shall be conducted in Denver, Colorado. The arbitrator shall supply a written opinion supporting any award, and judgment may be entered on the award in any court of competent jurisdiction. Each party shall pay its own fees and expenses for the arbitration, except that any costs and charges imposed by the AAA and any fees of the arbitrator for his services shall be assessed against the losing party by the arbitrator. In theevent that preliminary or permanent injunctive relief is necessary or desirable in order to prevent a party from acting contrary to this Agreement or to prevent irreparable harm prior to a confirmation of an arbitration award, then either party is authorized and entitled to commence a lawsuit solely to obtain equitable relief against the other pending the completion of the arbitration in a court having jurisdiction over the parties. All rights and remedies of the parties shall be cumulative and in addition to any other rights and remedies obtainable from arbitration.

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                                       26

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

                                   KI EQUITY PARTNERS II, LLC



                                   By:
                                      ------------------------------------------
                                         Name:   Timothy J. Keating
                                         Title:  Manager



                                   CYBER MERCHANTS EXCHANGE, INC.



                                   By:
                                      ------------------------------------------
                                         Name:   Frank S. Yuan
                                         Title:  Chairman and CEO


                                      ------------------------------------------
                                         Frank S. Yuan, Individually

ACCEPTED AND AGREED TO WITH RESPECT TO
THE PROVISIONS OF SECTION 9.9 HEREOF:

KEATING REVERSE MERGER FUND, LLC


By:
   --------------------------------
        Name:  Timothy J. Keating
        Title: Manager

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

INDEX OF SCHEDULES

SCHEDULES

COMPANY DISCLOSURE SCHEDULES










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